UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2021 (the “Issue Date”), Home Bistro, Inc., a Nevada corporation (the “Company”), entered into that certain Securities Purchase Agreement (the “SPA”), by and between the Company and Vista Capital Investments, LLC (“Vista”). Pursuant to the SPA, among other things, the Company agreed to issue to Vista (i) a convertible note in the original principal amount of $330,000 (the “Note”), (ii) 150,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to a true-up based upon the trading price of the Common Stock and Vista ownership limitations, and (iii) a warrant to purchase up to 150,000 shares of Common Stock (the “Warrant”, and together with the SPA and the Note, the “Agreements”). Upon closing, the Company received $300,000 in gross proceeds from Vista.

The Note matures on February 1, 2021 or such later date as determined at the option of Vista in the event that, and for so long as, an Event of Default (as defined in the Note) has not occurred and is not continuing and no event has occurred and is continuing that with the passage of time and the failure to cure would result in an Event of Default, or upon earlier acceleration or prepayment as provided therein (the “Maturity Date”). Upon an Event of Default, the outstanding balance will immediately and automatically increase to 140% of the outstanding balance under the Note as of immediately prior to the occurrence of the Event of Default and the Note becomes immediately due and payable. A one-time interest charge of 8% was applied on the Issue Date and will be payable on the Maturity Date. Beginning May 1, 2021 and continuing on the first day of every consecutive month thereafter for 9 months, the Company will make cash payments of $39,600 to Vista.

Vista may only convert the Note at any time or times on or after the occurrence of an Event of Default. The per share conversion price into which the Note is convertible into shares of Common Stock (the “Conversion Price”) is equal to 105% of the lowest trade occurring during the 25 consecutive trading days immediately preceding the applicable conversion date.

The obligations under the Note are not secured by any assets of the Company.

The Warrant provides Vista with the right to purchase up to 150,000 shares of Common Stock at an exercise price of $2.50, subject to the adjustments and Vista ownership limitations set forth therein, until the date which is the last calendar day of the month in which the fifth anniversary of the Issue Date occurs.

The Note and the Warrant also provide Vista with certain “piggyback” registration rights, permitting them to request that the Company include the shares issued upon conversion of the Note or exercise of the Warrant, respectively, for sale in certain registration statements filed by the Company under the Securities Act of 1934, as amended (the “Securities Act”).

The Agreements contain other provisions, covenants and restrictions common with this type of debt transaction, including a no shorting provision preventing Vista from taking a short position against the Company’s stock. Furthermore, the Company is subject to certain negative covenants under the Agreements, which the Company also believes are also customary for transactions of this type.

The preceding summaries of the SPA, the Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, the Note and the Warrant, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of its terms. This information is not intended to provide any financial or other information about the parties to the Agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreements are made only for purposes of the Agreements and as of the date of the Agreements, are solely for the benefit of the parties to the Agreements, may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the Agreements. The information in the Agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Note set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the SPA, the Note and the Warrant set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The shares of Common Stock issued pursuant to the SPA, and the Note and the Warrant, were issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated January 27, 2021, by and between Home Bistro, Inc. and Vista Capital Investments, LLC.
10.2	Convertible Note, dated January 27, 2021, issued to Vista Capital Investments, LLC.
10.3	Warrant to Purchase Shares of Common Stock, dated January 27, 2021, issued to Vista Capital Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC.

	By:	/s/ Zalmi Duchman
Date: February 8, 2021		Name:	Zalmi Duchman
		Title:	Chief Executive Officer

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